Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the Quarterly Report on Form 10-Q for the period ended September 30, 2019 of Halliburton Company (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”).

I, Jeffrey A. Miller, President and Chief Executive Officer of the Company, certify that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey A. Miller
Jeffrey A. Miller
President and Chief Executive Officer

Date: October 25, 2019